Exhibit 99.2

1 The Global Leader in Therapeutic Ultrasound

2 Statements & Disclaimer FORWARD - LOOKING

3 Company Overview

4 Strategic Company Focus  Global Leader in Therapeutic Ultrasound for the Treatment of Cancer and Benign Disease

5 5 Investment Thesis: Strong Growth Opportunity x Large and Growing Market Opportunity: Urology and Prostate Cancer x Solves an Important Unmet Clinical Need in Cancer x Proven Compelling Clinical Evidence x Increasing Patient and Physician Demand x Strong Hospital and Physician Reimbursement x Leverages Current Advancements in Imaging, AI, and Robotics x Growing Worldwide Install Base x Ideally Positioned for Expanded Indications (BPH, Endometriosis, Other)

6 Large and Growing Market Opportunity In Urology and Prostate Cancer

7 3.3 Million American Men Living with Prostate Cancer in the U.S. (1) 313,780 New Cases Diagnosed in the U.S. (1) 35,770 U.S. Deaths from Prostate Cancer (1) U.S. PROSTATE CANCER MARKET Prostate Cancer is the Most Common Cancer Amongst Men In the U.S. (1) 2025 estimates from the American Cancer Society ( www.cancer.org ) Prostate Lung & Bronchus Colorectum Skin Urinary Bladder New Cases Deaths

8 8 Prostate Cancer Market Opportunity Number of New Prostate Cancer Cases Region 473,011 Europe 386,424 Asia 255,782 North America 225,985 Latin America 103,050 Africa 23,602 Oceania 1,467,854 Total LARGE GLOBAL MARKET 1.5 Million New Prostate Cancer Cases Per Year Data Source: Cases refers to Diagnosed Cases per year From World Health Organization – Globocan 2022

9 9 Focal One Answers an Unmet Need for a Large Underserved Patient Population PROSTATE CANCER Focal One HIFU Focal One HIFU  First - Line Treatment  Progression from Active Surveillance  Salvage Treatment

10 10 470,000 Based on 2023 Internal Company Estimates 165,000 130,000 100,000 75,000 Europe Asia North America South America Focal One HIFU Prostate Cancer Annual Procedure Opportunity Global Addressable Market FOCAL ONE ROBOTIC HIFU

11 Prostate Cancer Patient Value Equation FOCAL ONE ® ROBOTIC HIFU PROVEN EFFICACY QUALITY OF LIFE PRESERVATION HIGH LOW HIGH Radiation (Urinary and Sexual Function Outcomes) Focal One Robotic HIFU Active Surveillance Surgery (Cancer Control)

Treatment Comparison

Focal One HIFU Provides the Optimal Organ-Preserving Patient Treatment

		ORGAN-PRESERVING STRATEGY		WHOLE-GLAND RADICAL TREATMENT STRATEGY	
		Active Surveillance	Focal One® Robotic HIFU	Radiation	Surgery Radical Prostatectomy
CANCER CONTROL	10-year Cancer Specific Survival	N/A	**95%[1]**	91%[1]	99%[2]
QUALITY OF LIFE FUNCTIONAL OUTCOMES	Continence Preservation	96%[3]	**98%[5]**	96%[3]	75%[3]
	Erectile Function Preservation	82%[3]	**93%[5]**	49%[3]	69%[3]
	Ejaculation Preservation	-	**96%[6]**	28%[4]	0%
PATIENT BURDEN	Risk of Complications	Low	**Low**	Medium	High
	Typical Complications	-	**-**	Radiation Toxicity, Risk of Secondary Cancers	Blood Loss and Other Surgical Complications
	Treatment Process	-	**1 Session, Same Day Outpatient Procedure**	45 Sessions 45 Visits	1 Session 1-Day Hospital Stay (*)

(*) Hospital stay duration for radical prostatectomy may vary

[1] Yeh, HT et al. 10-year oncological outcomes of EBRT versus HIFU for stage II prostate cancer: a multicenter Chang Gung research database (CGRD) study with inverse-probability-of-treatment weighting (IPTW) analysis. Int Urol Nephrol (2025).
[2] Stensland KD et al. National Long-term Survival Estimates After Radical Prostatectomy for Prostate Cancer. Urology. 2024 Feb;184:135-141.
[3] Donovan JL, et al. Patient-Reported Outcomes after Monitoring, Surgery, or Radiotherapy for Prostate Cancer. N Engl J Med. 2016 Oct 13.
[4] Sullivan JF et al. Ejaculation profiles of men following radiation therapy for prostate cancer. J Sex Med. 2013 May;10(5):1410-6.
[5] Arnouil, N., et al. "Traitement focal par HIFU versus prostatectomie radicale robot-assistée pour cancer de la prostate localisé: résultats carcinologiques et fonctionnels à 1 an." Progrès en Urologie 28.12 (2018): 603-610.
[6] von Hardenberg J et al. Prostate cancer treatment by the latest focal HIFU device with MRI/TRUS-fusion control biopsies: A prospective evaluation. Urologic Oncology: Seminars and Original Investigations, Volume 36, Issue 9, 2018, Pages 401.e1-401.e9

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13 13 Focal Therapy | The New Emerging Market DRIVING A PARADIGM SHIFT IN PROSTATE CANCER (1) As of 2013. Chen et al. National trends in the management of localized prostate cancer: A population - based analysis 2004 - 2013. Prostate. (2) Source: Internal company estimates Active Surveillance Radical Prostatectomy (Surgery) Radiation Therapy Active Surveillance Radical Prostatectomy (Surgery) Radiation Therapy Focal Therapy (HIFU)  Traditional Market (1)  Emerging Market (2)  Future Market (2) Active Surveillance Radical Prostatectomy (Surgery) Radiation Therapy Focal Therapy (HIFU)

14 HIFU | The Fastest Growing Treatment Option DRIVING A PARADIGM SHIFT IN PROSTATE CANCER Based on Medicare Claims reported by CMS on HOPPS Final Rule for FY24, FY25 and FY26 HIFU Cryo Brachytherapy Radical Prostatectomy

15 Strong Supporting Clinical Evidence

16 16 Proven Clinical Evidence Supporting Focal One Robotic HIFU   1000+ Peer - Reviewed Publications Supporting HIFU in the Treatment of Prostate Cancer (1)  3. Preserve Sexual Function  2. Maintain Urinary Control  1. Cancer Control  Optimizing Trifecta Outcomes for Prostate Cancer (1) PubMed Database search of “HIFU Prostate Cancer”  Functional Outcomes

17 17 HIFI - Prospective Multicentric Comparative Study Focal One ® HIFU vs Radical Prostatectomy  Prospective, Comparative, Multicentric , non - inferiority clinical trial comparing HIFU to Radical Prostatectomy (RP)  3,328 patients treated (1,967 HIFU - 1,361 RP) across 46 centers  90% of HIFU patients treated with Focal One  Comparable Cancer Control (Primary Endpoint): 90% STFS for HIFU vs 86% for RP; p = 0.008  Superior functional outcomes for HIFU (Secondary Endpoint): • Urinary Continence significantly better after HIFU • Significantly lower stress incontinence after HIFU • Erectile Function less impaired Published in European Urology – December 2024 Ploussard et al. “Whole - gland or Subtotal High - intensity Focused Ultrasound Versus Radical Prostatectomy: The Prospective, Noninferiority, Nonrandomized HIFI Trial.” European urology vol. 87,5 (2025): 526 - 533. doi:10.1016/j.eururo.2024.11.006

18 18 HIFI Study Demonstrates Optimal Trifecta Outcomes  1. Cancer Control Comparable Oncologic Outcomes  3. Preserve Sexual Function  2. Maintain Urinary Control Δ 11% Urinary Continence Erectile Function Pad - Free Continence at 12 months Decrease from baseline at 12 months  HIFU Provides Superior Functional Outcomes Δ 6 HIFU SURGERY HIFU SURGERY Patients Free from Salvage Treatment at 30 months HIFU RADICAL PROSTATECTOMY 90% 86 % Ploussard et al. “Whole - gland or Subtotal High - intensity Focused Ultrasound Versus Radical Prostatectomy: The Prospective, Noninferiority, Nonrandomized HIFI Trial.” European urology vol. 87,5 (2025): 526 - 533. doi:10.1016/j.eururo.2024.11.006

19 19 FARP - Randomized Controlled Trial Focal Ablation vs Radical Prostatectomy  Randomized Controlled, Non - inferiority Clinical Trial comparing Focal Ablation (FA) to Robot - Assisted Radical Prostatectomy (RP) Equivalent Oncologic Control at 3 years (93.5% TFF vs 91.5%) Superior Functional Outcomes after F ocal Ablation 213 Patients included in the Clinical Trial 25% of Patients refused radical surgery after randomized to RP and opted for FA 80+% of Focal Ablation patients treated with Focal One ® Baco et al. Final, three - year oncological results of a randomized clinical trial FARP comparing Focal Ablation and Radical Prost atectomy in patients with unilateral clinically - significant prostate cancer. Journal of Urology [Internet]. 2025 May 1;213(5S):e714. Baco et al. Focal Ablation Versus Radical Prostatectomy for Intermediate - Risk Prostate Cancer: Interim Analysis of a Randomized Controlled Trial. The Journal of Urology. Vol. 206, No. 3S, Supplement, Sunday, September 12, 2021 Final Results Presented at AUA 2025 0% 20% 40% 60% 80% 100% Oncologic Control (ITT Treatment Failure Free) Continence (Pad-free) Erectile Function Preservation Surgery Ultrasound Focal Ablation Surgery Ultrasound Focal Ablation Surgery Ultrasound Focal Ablation OPTIMAL TRIFECTA OUTCOMES

HIFU Demonstrates Equivalent 10-year Survival to Radiation Therapy

HIFU

HIFU

Radiation

Radiation

10-year Oncological Outcomes of HIFU vs EBRT[1]

- **Lower Mortality** at 10 years post HIFU (9.2%) compared to EBRT (16.7%)
- **Lower Cancer-Specific Mortality** after HIFU (5.4%) compared to EBRT (9.2%)

Yeh, HT., Liu, YY., Chang, Y.L. et al. 10-year oncological outcomes of EBRT versus HIFU for stage II prostate cancer: a multicenter Chang Gung research database (CGRD) study with inverse-probability-of-treatment weighting (IPTW) analysis. Int Urol Nephrol (2025). https://doi.org/10.1007/s11255-025-04805-7

edap | Focal One

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21 Strong Hospital and Physician Reimbursement

22 Creates Favorable Environment for Growth STRONG REIMBURSEMENT 1. APC Level 6 Under CMS for CY23, CY24 and CY25 2. 90% Increase in Reimbursement in 2023 3. APC Level 6 Maintained by CMS in 2026 Based on CMS Hospital Outpatient Prospective Payment System Final rule

23 23 Hospital Outpatient Medicare Payment (Medicare Payment (National Average). From CMS Hospital Outpatient Prospective Payment System – CY25 and CY26 Final rule 2026 Payment CPT ® Code Procedure $5,478 55875 Prostate Brachytherapy $9,671 55873 Cryo Ablation $9,671 55880 HIFU $10,860 55866 Laparoscopic/Robotic Prostatectomy +4.3%

24 24 Favorable Physician Payment Based on CMS Physician Fee Schedule – CY 2026 Final rule Physician Payment (Medicare - 2026) Work RVU (2026) CPT ® Code Procedure $693 13.12 55875 Prostate Brachytherapy $692 13.26 55873 Cryo $530 11.21 55882 MRI Transurethral Ultrasound Ablation $884 17.29 55880 HIFU $1,087 21.90 55866 Laparoscopic/Robotic Prostatectomy

25 Focal One ® Best - in - Class Technology

26 Targeting and Imaging  Precise Robotic Delivered Ablation THE LEADING FOCAL THERAPY TECHNOLOGY  Image Guided Treatment Planning

27 27 Robotics HIFU Advanced Imaging Focal One ® Core Technologies Artificial Intelligence (AI) Remote Connectivity

The **Most Advanced Robotic HIFU** Platform Controlled by Urologists

- Expanded HIFUsion® Capabilities
- Streamlined Treatment Workflows
- Embedded Video Content Library
- Treatment Streaming and Recording*
- Remote Proctoring & Telecollaboration*
- Endometriosis Treatment Ready*

HIFUsion®
Image-Guided Treatment Planning

MRI, PSMA PET
Unfold AI*, OnQ Prostate*
Koelis* and DynaCAD* 3D Biopsy

Precise Robotic Positioning

Multi-Axis Sub-millimeter Robotic Movements

Dynamic Focusing Probe

Auto-Adjusting Pinpoint Delivery of HIFU Energy

Integrated Workstation

Compatible With Standard OR Beds



Focal One
Focal One

edap | Focal One

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* Not available in all markets. May require additional purchase

29 29 World’s First Focal One Robotic HIFU Transcontinental Telecollaboration  Cleveland, Ohio  Abu Dhabi  Cleveland, Ohio  Abu Dhabi

30 BPH & Endometriosis Large Market Opportunities For Expansion

31 31 HIFU Unlocks a Large Market Opportunity (1) Newly Diagnosed Cases per year From World Health Organization – Globocan 2022 (2) From WHO and Habib N et al. Bowel Endometriosis: Current Perspectives on Diagnosis and Treatment. Int J Womens Health. 2020 (3) Xu et al.. Global, Regional, and National Incidence and Year Lived with Disability for Benign Prostatic Hyperplasia from 1990 to 2019. Am J Mens Health. 2021 (4) Based on UN Population Division and Goehring et al. Epidemiology of benign breast disease, with special attention to histologic types. Epidemiol Rev. 1997 (5) Based on UN Population Division and Bomeli et al. Evaluation of a thyroid nodule. Otolaryngol Clin North Am. 2010 20.5 M Rectal Endometriosis (2) 1.5 M Prostate Cancer (1) 11.3 M BPH (Benign Prostatic Hyperplasia) (3) 8.3 M Breast Fibroadenoma 510 ,992 Pancreatic Cancer (1) 866,136 Liver Cancer (1) 51.4 M Thyroid Nodules (5) 2.3 M Breast Cancer (1) (4)

32 94 Million Global cases of BPH in 2019 (1) 15 Million U.S. men are affected by BPH/LUTS (2) 600,000 U.S. men aged 65+ newly diagnosed annually (3) Leveraging Expertise in Robotic HIFU and Prostate for BPH  12.2 Million men actively managed for BPH/LUTS: • 55% under Drug Management (4) • 35% under Watchful Waiting (4) • 300,000+ Active Surgical Treatments (5)  Focal One Robotic HIFU technology has the potential to provide a non - invasive option that can safely treat BPH - related symptoms while avoiding the side effects of standard surgical treatments.  10,000s PCa treatments constitute a robust foundation to build upon for a BPH strategy (1) Fentahun et al. The Lancet Healthy Longevity . 2022 (2) Egan K B. Urologic Clinics of North America. 2016 (3) Urologic Diseases in America. 2024. National Institutes of Health, National Institute of Diabetes and Digestive and Kidney Diseases. 2024 (4) Vuichoud et al. Can J Urol. 2015 (5) Source: Internal company estimates BENIGN PROSTATIC HYPERPLASIA (BPH) MARKET

33 Building High - Level Evidence in the Treatment of Benign Prostate Hyperplasia BPH: FOCAL ONE CLINICAL STUDY PROGRESS Feasibility Study Completed Phase I - II Study Recruiting • Monocentric Feasibility Study (9 patients) • Confirmed Safety and potential for improvement of BPH - related symptoms • First Patients Treated • Phase I: Three - center study HIFU dose escalation • Phase II: Multi - center Study Safety and Efficacy of Final HIFU Parameters as defined in Phase 1 ض ض ض U.S. Study IRB - Approved • Protocol based on previous study findings

U.S. ENDOMETRIOSIS MARKET

Leveraging Expertise in **Robotic HIFU** For **Endometriosis**



6.5 Million

US Women Have Endometriosis [1]

1.3 Million

20% of Cases are Deep Infiltrating Endometriosis (DIE) in the U.S.[2]

11% of U.S. Women

are Affected by Endometriosis [2]

Common symptoms of Rectal Endometriosis may include various conditions (acute pelvic pain, constipation, diarrhea, rectal bleeding), all of which negatively impact quality of life and ability to become pregnant.

Current treatment options are lacking and limited to hormonal and/or surgical management

Focal One has the potential of offering a non-invasive option with the ability of **Reducing Symptoms** and **Improving Quality of Life**

[1] Office of Women's Health (www.womenshealth.gov)
[2] D'Alterio MN et al. Management Challenges of Deep Infiltrating Endometriosis. Int J Fertil Steril. 2021 Apr;15(2):88-94. doi: 10.22074/IJFS.2020.134689. Epub 2021 Mar 11. PMID: 33687160; PMCID: PMC8052801

edap | Focal One

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35 Building High - Level Evidence in the Treatment of Deep Infiltrating Rectal Endometriosis ENDOMETRIOSIS: FOCAL ONE CLINICAL STUDY PROGRESS Phase I Study Completed Phase II Study Completed Phase III Study Completed Enrollment • Feasibility (20 patients) • Published in the Journal of Ultrasound in Obstetrics and Gynecology in 2020 • Multicenter Safety and Ef ficacy Study (60 patients) • Completed in March 2022 • Published in Journal of Human Reproduction in 2024 • Multicenter Double - Blind Randomized Controlled Trial (RCT) • Enrollment completed (60 patients) • Follow - up of all patients in progress • 85% of S ham Group patients elected and received HIFU Treatment ض ض ض • Focal One received CE mark certification for the treatment of posterior deep endometriosis infiltrating the rectum CE Mark March 25, 2025 ض

36 Growing Global Install Base

FOCAL ONE ADOPTION ACCELERATING At Major U.S. Hospitals  87 Focal One Systems as of Dec. 31, 2025 (42 Academic – 45 Community)

38 38 Strong Adoption by the Highest Ranked Prostate Cancer Hospitals in the US FOCAL ONE IS THE LEADING FOCAL THERAPY TECHNOLOGY 70% Best Hospitals for Urology 7 Out of 10 NCCN Member Institutions 55% 18 Out of 33 National Comprehensive Cancer Network® 63% SUO Approved Programs 22 Out of 35

FOCAL ONE MOBILE SITES FOCAL ONE FIXED SITES  41 Focal One Systems as of Dec. 31, 2025 254 Focal One Treatment Clinical Sites FOCAL ONE ADOPTION ACCELERATING At Major European Hospitals

40 Key Business Trends

41 41  Focal One U.S. Momentum 2021 - 2025 (Compounded Annual Growth Rates) Focal One Procedures CAGR Focal One Installations CAGR 44% 52% Focal One Procedures Focal One Installations (1) (1) Based on 2025 Preliminary, Unaudited Company Results

42 42 2021 2022 2023 2024 2025  Focal One HIFU Accelerated Revenue Growth Capital Sale + Recurring Revenue  Capital Sales  Service  Disposables & Treatment - Driven Revenue 2026 (1) ANNUAL HIFU REVENUE (1) Based on 2025 Preliminary, Unaudited Company Results (2) Source: Internal company estimates (2)

43 43 Positioned for Growth SUMMARY • Large Addressable Markets in Men’s and Women’s Health • Growing Install base of Leading Tier 1 Academic and Community Hospitals • Differentiated Non - Invasive Robotic HIFU Technology Solving Unmet Needs for Prostate Cancer, BPH and Endometriosis • Strong Clinical Evidence with Favorable Reimbursement in Place • Proven Management Team from Industry - Leading MedTech Companies

44 Appendix

45 45 THREE MONTHS ENDED SEPTEMBER 30TH 2025 2024 (in $Million USD except per share data) 16.1 14.4 Revenue 6.9 5.7 Gross Profit 43.0% 39.4% Gross Margin (5.7) (6.4) Operating Profit (Loss) (5.8) (7.0) Net Income (Loss) (0.16) (0.19) Earnings (Loss) Per Share NOTE: Translated for convenience of the reader to U.S. dollars at the 2025 average three months’ exchange rate of 1 Euro = 1.1620 USD, and 2024 average three months’ exchange rate of 1 Euro = 1.1010 USD HIFU $4.9M ESWL $2.2M Distribution $7.3M HIFU $7.7M + 57 % ESWL $2.1M - 4 % Distribution $6.3M - 14% 3 months 2024 3 months 2025 $14.4M $16.1M Financial Highlights as of September 30, 2025

46 46 NINE MONTHS ENDED SEPTEMBER 30TH 2025 2024 (in $Million USD except per share data) 48.8 47.6 Revenue 20.7 19.0 Gross Profit 42.5% 39.9% Gross Margin (18.7) (18.2) Operating Profit (Loss) (19.8) (18.5) Net Income (Loss) (0.53) (0.50) Earnings (Loss) Per Share NOTE: Translated for convenience of the reader to U.S. dollars at the 2025 average nine months’ exchange rate of 1 Euro = 1.1 213 USD, and 2024 average nine months’ exchange rate of 1 Euro = 1.0858 USD HIFU $16.3M ESWL $7.1M Distribution $24.1M HIFU $ 23.9 M +46% ESWL $5.7M - 20% Distribution $19.1M - 21% 9 months 2024 9 months 2025 $47.6M $48.8M Financial Highlights as of September 30, 2025

47 47 Balance Sheet Highlights as of September 30, 2025 Balance Sheet As Of: September 30 , 2024 September 30 , 2025 (in $Million USD) 28.4 12.4 Cash and Cash Equivalents 42.9 39.6 Other Current Assets 16.8 20.1 Fixed and Other N on - Current Assets 88.1 72.1 32.7 36.9 Current Liabilities 7.8 7.9 Non - Current Liabilities 47.5 27.4 Shareholders’ Equity 88.1 72.1 Note: Translated for convenience of the reader to U.S. dollars at the exchange rate of 1 Euro = 1.1734 USD, on September 30, 202 5 and at the exchange rate of 1 Euro = 1.1145 USD, on September 30, 2024.

49 The Global Leader in Therapeutic Ultrasound